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                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Mission Critical Software, Inc.
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            (Exact name of Registrant as specified in its charter)

              Delaware                                    76-0509513
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(State of incorporation or organization          (IRS Employer I.D. No.)


             720 N. Post Oak Road, Suite 505, Houston, Texas 77024
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $.001 par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-79501
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Item 1.  Description of Registrant Securities to be Registered

         Incorporated by reference to page 65 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as filed May 28, 1999 and as amended to date.

Item 2.  Exhibits

         The following exhibits are filed as a part of this registration statement:

         1.1(1)  Specimen certificate for Registrant's Common Stock;

         2.1(2)  Certificate of Incorporation of the Registrant;

         2.2(3) Amended and Restated Certificate of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-79501);

         2.3(4)  Bylaws of Registrant, as amended to date.

         2.4(5) Form of Bylaws of the Registration to be in effect after the closing of the offering made under this Registration Statement.

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement as amended.
(2) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement as amended.
(3) Incorporated by reference to Exhibit 3.1.2 to the Registrant's S-1 Registration Statement as amended.
(4) Incorporated by reference to Exhibit 3.2.1 to the Registrant's S-1 Registration Statement as amended.
(5) Incorporated by reference to Exhibit 3.2.2 to the Registrant's S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 4, 1999                    MISSION CRITICAL SOFTWARE, INC.

                                        By: /s/ Stephen E. Odom
                                           ------------------------------
                                           Stephen E. Odom
                                           Chief Operating Officer, Chief
                                           Financial Officer and Secretary


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                               Index to Exhibits


     1.1   Specimen Certificate of Registrant's Common Stock...................................   Incorporated by
                                                                                                  Reference
     2.1   Certificate of Incorporation........................................................   Incorporated by
                                                                                                  Reference
     2.2   Amended and Restated Certificate of Incorporation...................................   Incorporated by
                                                                                                  Reference
     2.3   Bylaws of Registrant, as amended to date............................................   Incorporated by
                                                                                                  Reference
     2.4   Form of Bylaws of Registrant to be in effect after the closing of the offering made under this Registration Statement..............................................